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                                                                     Exhibit 4.1


   NUMBER                                                           SHARES


                              COYOTE SPORTS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
              25,000,000 AUTHORIZED COMMON SHARES $.001 PAR VALUE

                                                         -----------------------
                                                            CUSIP 224071 10 0
                                                         -----------------------
                                                                SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


Is The Owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF $.OO1 PAR VALUE COMMON STOCK OF

                              COYOTE SPORTS, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

             [CORPORATE SEAL OF COYOTE SPORTS, INC. APPEARS HERE]

    Secretary                                                    President

COUNTERSIGNED AND REGISTERED
       American Securities Transfer & Trust, Inc.
              P.O. Box 1596
         Denver, Colorado 80201

By_______________________________________________
Transfer Agent & Registrar Authorized Signature


                              COYOTE SPORTS, INC.

   The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -as tenants in common              UNIF GIFT ACT-_____Custodian______
   TEN ENT -as tenants by the entireties                   (Cust)        (Minor)
   JT TEN  -as joint tenants with right of     under Uniform Gifts to Minors
            survivorship and not as tenants    Act ______________________
            in common                                    (State)

    Additional abbreviations may also be used though not in the above list.
_______________________________________________________________________________

For Value Received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated __________________

           ____________________________________________________________________

           ____________________________________________________________________
           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

_________________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.